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                     Specimen of Common Stock Certificate

                            [FRONT OF CERTIFICATE]


                                    [LOGO]

COMMON STOCK                                                    COMMON STOCK
   NUMBER                                                          SHARES

INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS
                                                               AND LEGENDS

THIS CERTIFIES THAT
is the owner of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF
                     PRODUCTION GROUP INTERNATIONAL, INC.

(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:

                               PRESIDENT AND            [SEAL]        SECRETARY
                          CHIEF EXECUTIVE OFFICER
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                             [BACK OF CERTIFICATE]


                     PRODUCTION GROUP INTERNATIONAL, INC.

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM-   as tenants in common    UNIF GIFT MIN ACT-______Custodian_____
      TEN ENT-   as tenants by the                         (cust)        (Minor)
                 entireties
       JT TEN-   as joint tenants with
                 right of survivorship
                 and not as tenants in       under Uniform Gifts to Minors Act
                 common
                                                -------------------------
                                                           (State)

        Additional abbreviations may also be used not in the above list



  For Value Received, ___________ hereby sell, assign transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

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_____________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said Stock on the books of the within-named
Corporation with the full power of substitution in the premises.

  Dated ________________19___
       In the presence of

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SIGNATURE GUARANTEED:
                     -------------------------------
                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                     GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.